ENDORSEMENT

     Attached to and forming part of PROPERTY AND CASUALTY EXCESS OF LOSS REINSURANCE AGREEMENT NO. 3154-0026 between PENN-AMERICA INSURANCE COMPANY, PENN-STAR INSURANCE COMPANY, both of Hatboro, Pennsylvania and PENN-PATRIOT INSURANCE COMPANY of Richmond, Virginia (hereinafter referred to as the `Company'), and AMERICAN RE-INSURANCE COMPANY, a Delaware Corporation with administrative offices in Princeton, New Jersey (hereinafter referred to as the "Reinsurer").

     It is understood and agreed by the parties hereto, that effective 12:01 a.m., Eastern Standard Time, January 1, 2004, this Agreement is amended to read as follows:

     I. The "Slender Lady Program" is added as an exception to Exclusion C. 1 of the EXCLUSIONS Article and the exclusion reads as follows:

          1. Professional Liability or Errors and Omissions Coverage other than for the following:

                           a.   "Beau-T-Pak";
                           b.   Barbers;
                           c.   Opticians;
                           d.   Veterinarians that treat household pets;
                           e.   Morticians;
                           f.   Clergy;
                           g.   Employee Benefits Liability (E&O Coverage);
                           h.   Druggists;
                           i.   "Day Care Pak";
                           j.   "Adult Day Care";
                           k.   "Health Club Pak";
                           l.   "Instructor Pak";
                           m.   In-Home Day Care;
                           n.   "Pet Pak";
                           o.   "Wellness Pak";
                           p.   "Massage Program"; or
                           q.   "Slender Lady Program".

     II. Professional Liability maximum policy limits are added to Section 6, WARRANTY of EXHIBIT B, CASUALTY EXCESS OE LOSS, and Section 6 reads as follows:

                                    Section 6
                                    ---------

     WARRANTY
     --------

     The maximum limits of liability for any one policy of the Company shall be deemed not to exceed the following:

                                                              No. 3154-026-E001



     1. General Liability - $1,000,000 each occurrence and $2,000,000 general aggregate.

          a) As respects Products and Completed Operations - $1,000,000 in the aggregate.

     2. Massage Program - - $2,000,000 each occurrence and $3,000,000 general aggregate.

     3. Professional Liability -- $1,000,000 each occurrence and $2,000,000 general aggregate.

     4. Professional Liability "Slender Lady Program" - $1,000,000 each occurrence and $3,000,000 general aggregate.

     IN WITNESS WHEREOF the parties hereto have caused this Endorsement to be executed in duplicate in Hatboro, Pennsylvania, this 10th day of September, 2004;


        ACCEPTED:
        PENN-AMERICA INSURANCE COMPANY
        PENN-STAR INSURANCE COMPANY
        PENN-PATRIOT INSURANCE COMPANY





        -----------------------------------

        and in Princeton, New Jersey, this       9th Day of September 2004.

                                                AMERICAN RE-INSURANCE COMPANY



                                                -------------------------------
                                                Vice President


        DATED: August 9, 2004
        RG/rg